PROSPECTUS SUPPLEMENT DATED DECEMBER 29, 1995, TO THE FOLLOWING PROSPECTUSES (SUPERSEDES SUPPLEMENT DATED SEPTEMBER 1, 1995):

The JPM Advisor U.S. Fixed Income Fund, dated March 31, 1995
The JPM Advisor International Fixed Income Fund, dated March 31, 1995 The JPM Advisor U.S. Equity Fund, dated October 1, 1995
The JPM Advisor U.S. Small Cap Equity Fund, dated October 1, 1995
The JPM Advisor International Equity Fund, dated August 28, 1995
The JPM Advisor Emerging Markets Equity Fund, dated March 31, 1995 The JPM Advisor European Equity Fund, dated March 31, 1995
The JPM Advisor Japan Equity Fund, dated March 31, 1995
The JPM Advisor Asia Growth Fund, dated August 28, 1995

         1. Effective December 29, 1995, the Fund's corresponding Portfolio has agreed to pay Morgan Guaranty Trust Company of New York ("Morgan") for certain administrative services under an Administrative Services Agreement, as described below, in addition to the fees Morgan receives as services agent for the Fund and as advisor to the Portfolio. At the same time, the fees payable to Signature Broker-Dealer Services, Inc. ("SBDS"), the administrator of the Fund and Portfolio were changed. The anticipated effect of these fee changes on the expense ratios of the Funds is not significant. The paragraph below the table captioned "Example" at page 2 of each Prospectus listed above is restated in their entirety as follows:

         "The above Expense Table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear. The fees and expenses included in Other Expenses are the fees paid to Morgan under the Portfolio's Administrative Services Agreement and the Trust's Services Agreement, the fees paid to Pierpont Group, Inc. under the Portfolio Fund Services Agreement, the fees paid to SBDS under the Administration Agreements, organizational expenses, the fees paid to State Street Bank and Trust Company as custodian of the Portfolio and other usual and customary expenses of the Fund and Portfolio. For a more detailed description of contractual fee arrangements, including expense reimbursements, and of the fees and expenses included in Other Expenses, see "Management of the Trust and Portfolio." In connection with the above example, please note that $1,000 is less than the Fund's minimum investment requirement and that there are no redemption  or  exchange  fees  of  any  kind.  See  "Purchase  of  Shares"  and
"Redemption of Shares." THE EXAMPLE IS HYPOTHETICAL; IT IS SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN."

         2. The following restates the last paragraph under the caption "Management of the Trust and the Portfolio--Advisor" in each Prospectus listed above:

         "Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Fund and the Portfolio and shareholder services to Fund shareholders. See "Services Agent" below. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK."

         3. The following restates the discussion under the caption "Management of the Trust and the Portfolio--Services Agent" in each Prospectus listed above as applicable to the Fund described in such Prospectus:

         "SERVICES AGENT. Under a Services Agreement with the Trust and an Administrative Services Agreement with the Portfolio, Morgan is responsible for certain financial, fund accounting and administrative services provided to the Fund and the Portfolio, respectively, including services related to Portfolio and Fund tax returns, Portfolio and Fund financial reports, computing Fund dividends and net asset value per share and keeping the Fund's books of account.

         In addition, as provided in the Trust's Services Agreement, Morgan is responsible for the annual costs of certain usual and customary expenses incurred by the Fund (the "expense undertaking"). The expenses covered by the expense undertaking include, but are not limited to, transfer, registrar, and dividend disbursing costs, legal and accounting expenses, fees of the
Administrator for services to the Trust, insurance, the compensation and expenses of the Trust's Trustees, the expenses of printing and mailing reports, notices and proxies to Fund shareholders, and registration fees under federal or state securities laws. The Fund will pay these expenses directly and such amounts will be deducted from the fees to be paid to Morgan under the Trust's Services Agreement. If such amounts are more than the amount of Morgan's fees under the agreement, Morgan will reimburse the Fund for such excess amounts. Under these agreements, the following expenses are not included in the expense undertaking: the services agent fee, organization expenses and extraordinary expenses.

         The Trust's Services Agreement provides for the Fund to pay Morgan a fee for these services, which is computed daily and may be paid monthly, equal on an annual basis to the following:


FUND                                                 FEE
The JPM Advisor U.S. Fixed Income Fund               0.60% of average daily net assets
The JPM Advisor International Fixed Income Fund      0.68% of average daily net assets
The JPM Advisor U.S. Equity Fund                     0.69% of average daily net assets
The JPM Advisor U.S. Small Cap Equity Fund           0.69% of average daily net assets
The JPM Advisor International Equity Fund            0.76% of average daily net assets
The JPM Advisor Emerging Markets Equity Fund         0.77% of average daily net assets
The JPM Advisor European Equity Fund                 0.75% of average daily net assets
The JPM Advisor Japan Equity Fund                    0.75% of average daily net assets
The JPM Advisor Asia Growth Fund                     0.75% of average daily net assets

As noted above, the fee levels of the Fund are expense undertakings and reflect payments made directly to third parties by the Fund for services rendered, as well as payments to Morgan for services rendered. The Trustees of the Trust regularly review amounts paid to and accounted for by Morgan pursuant to the Trust's Services Agreement.

         Under the Portfolio's Administrative Services Agreement effective December 29, 1995, the Portfolio has agreed to pay to Morgan a fee equal to its proportionate share of an annual complex- wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolio and the other portfolios (collectively the "Master Portfolios") in which series of the

Trust,The Pierpont Funds or The JPM Institutional Funds invest. This charge is calculated in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the total of the net assets of the Trust, The Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and other investors in the Master Portfolios for which Morgan provides similar services.

         Under these the agreements, Morgan may delegate one or more of its responsibilities to other entities, including SBDS, at Morgan's expense. See "Expenses" below."

         4. The following restates the second and third paragraphs under the caption "Management of the Trust and the Portfolio-- Administrator and Distributor" in each Prospectus listed above, and the last sentence of the first paragraph under such caption is deleted from each Prospectus:

         "Under the terms of the Trust's Services Agreement with Morgan, the fees of the Administrator for its services to the Trust are covered by MorganOs expense undertaking described under "Services Agent" above.

         Under the Trust's and the Portfolio's Administration Agreements with SBDS, each of the Fund and the Portfolio has agreed to pay to SBDS a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios. This charge is calculated in accordance with the following annual schedule:
0.03% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.01% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge payable by the Fund or Portfolio is determined by the proportionate share that its net assets bear to the total of the net assets of the Trust, The Pierpont Funds, The JPM Institutional Funds and the Master Portfolios."

         5. The following restates the entire discussion under the caption "Management of the Trust and the Portfolio--Expenses" in each Prospectus listed above as applicable to the Fund described in such Prospectus:

         "EXPENSES. In addition to the fees payable to Morgan, SBDS and Pierpont Group, Inc. under the various agreements discussed under "Trustees", "Advisor", "Administrator and Distributor" and "Services Agent" above, the Portfolio is responsible for certain usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of its Trustees, registration fees under federal and foreign securities laws, custodian fees, brokerage expenses and extraordinary expenses applicable to the Portfolio.

         In addition to the expenses of the Fund that Morgan assumes under the Trust's Services Agreement, Morgan has agreed that it will reimburse each Fund through at least the indicated date to the extent necessary to maintain the Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio) at the following percentage of the Fund's average daily net assets:

The JPM Advisor U.S. Fixed Income Fund             0.90%      February 29, 1996
The JPM Advisor International Fixed Income Fund    1.20%      January 31, 1996
The JPM Advisor U.S. Equity Fund                   1.21%      September 30, 1996
The JPM Advisor U.S. Small Cap Equity Fund         1.30%      September 30, 1996
The JPM Advisor International Equity Fund          1.65%      February 29,1996
The JPM Advisor Emerging Markets Equity Fund       1.95%      February 29, 1996
The JPM Advisor European Equity Fund               1.70%      April 30, 1996
The JPM Advisor Japan Equity Fund                  1.70%      April 30, 1996
The JPM Advisor Asia Growth Fund                   1.85%      April 30, 1996

         This limit on certain expenses does not cover extraordinary increases in these expenses during the period and no longer applies in the event of a precipitous decline in assets due to unforeseen circumstances. These is no assurance that Morgan will continue this waiver beyond the specified period, except as required by the following sentence. Morgan has agreed to waive fees as necessary if in any fiscal year the sum of the Fund's expenses exceeds the limits set by applicable regulations of state securities commissions. Such annual limits are currently 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million for any fiscal year."

FEESA3.DOC

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